UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2014

RADIOSHACK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-5571	75-1047710
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 RadioShack Circle, Mail Stop CF3-203, Fort Worth, Texas	76102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (817) 415-3011

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2014, John Feray resigned as the chief financial officer of the RadioShack Corporation (“RadioShack”).

AP Services, LLC, an affiliate of AlixPartners, LLP (“AlixPartners”) provides various consulting services to RadioShack. In connection with the consulting arrangement, the Board of Directors of RadioShack appointed Holly Felder Etlin as interim chief financial officer.

Ms. Etlin, age 57, is a Managing Director of AlixPartners and has worked in consulting for over 30 years, eight of which have been with AlixPartners. Ms. Etlin’s services to RadioShack are billed by AP Services, LLC. She is not separately compensated by RadioShack for serving as interim chief financial officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RadioShack Corporation
(Registrant)

Date: September 15, 2014	/s/ Joseph C. Magnacca
Joseph C. Magnacca
Chief Executive Officer